UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontegra Asset Management, Inc.

June 30, 2021

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	9
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	11
Investment Highlights	13
Expense Example	15
Schedules of Investments
Frontier MFG Global Equity Fund	17
Frontier MFG Global Plus Fund	19
Frontier MFG Global Sustainable Fund	21
Frontier MFG Core Infrastructure Fund	23
Frontier MFG Select Infrastructure Fund	26
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	53
Additional Information
Directors and Officers	54
Foreign Tax Credit	57
Qualified Dividend Income/Dividends Received Deduction	57
Board of Directors' Approval of Advisory and Subadvisory Agreements	58
Statement Regarding Liquidity Risk Management Program	62

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2021. The S&P 500 Index was up 40.79%. International stocks, as measured by the MSCI EAFE Index, returned 32.35% over the twelve-month period.

Fund Results

The Frontier MFG Global Equity Fund — Institutional Class, managed by MFG Asset Management ("MFG"), returned 21.53% (net) versus the MSCI World Index (Net) return of 39.04% for the twelve-month period ending June 30, 2021.

The Frontier MFG Global Plus Fund — Institutional Class, also managed by MFG, returned 21.35% (net) versus the MSCI World Index (Net) return of 39.04% for the twelve-month period ending June 30, 2021. The Service Class shares returned 21.25% (net) over the same time period.

For the twelve-month period ending June 30, 2021, the Frontier MFG Global Sustainable Fund — Institutional Class, also managed by MFG Asset Management, returned 22.05% (net) versus the MSCI World Index (Net) return of 39.04%. The Service Class shares returned 11.07% (net) versus the 25.82% return of the Fund's benchmark for the period October 20, 2020, (inception of Service Class), through June 30, 2021.

For the twelve-month period ending June 30, 2021, the Frontier MFG Core Infrastructure Fund — Institutional Class, managed by MFG, returned 15.72% (net) versus the S&P Global Infrastructure Index return of 23.16%. The Service Class shares returned 15.63% (net) over the same time period.

The Frontier MFG Select Infrastructure Fund — Institutional Class, also managed by MFG, returned 12.32% (net) versus the S&P Global Infrastructure Index return of 23.16% for the twelve-month period ending June 30, 2021. The Service Class shares returned 12.22% (net) over the same time period.

Outlook

While the Delta variant and vaccine hesitancy still invite volatility, the worst of the COVID-19 pandemic seems to be behind those of us in the U.S. Global markets have performed strongly over the past twelve months, driven largely by unprecedented stimulus and historically low interest rates. While there seems to be no immediate end to government spending, markets are still wary of looming inflation and are trying to ascertain whether the recent spike is transitory or more structural. Time will tell.

We will continue to oversee the investment management of the Frontier Funds with the skill and agility that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned 21.53%, net of fees, for the year ended June 30, 2021, while the Frontier MFG Global Plus Fund (Institutional Class) returned 21.35%, net of fees, for the same period. Both Funds underperformed the 39.04% return of their benchmark, the MSCI World Index (Net).

Global stocks soared to record highs in the 12 months ending June 30, 2021, after government and central bank stimulus helped economies recover from the pandemic and pharmaceutical companies hastened economic reopenings when they developed vaccines against the virus that causes the illness known as COVID-19. The new U.S. administration of President Joe Biden used the unexpected control of Capitol Hill it gained in January after surprise Senate election victories in Georgia to implement more fiscal stimulus, investors decided the Democrats' narrow control of Congress would prevent anti-business measures becoming law, and tech stocks reported earnings that showed how much they have benefited from the shift to online.

The stocks that performed best over the 12 months included the investments in Alphabet, Facebook and Microsoft. Alphabet rose after its Google subsidiary's advertising revenue showed a better-than-expected rebound from the coronavirus-triggered slump and the U.S. election outcome and a court ruling in June appeared to reduce the risk of a crackdown on Big Tech that would ensnare Google, which is already under anti-trust scrutiny by the U.S. Department of Justice. Facebook climbed enough to record a market cap in excess of US$1 trillion after earnings beat expectations, the social-media company said its main site has a record 2.9 billion "active" monthly users, and a U.S. judge in June unexpectedly dismissed two complaints against the social-media giant from the U.S. regulator because the judge said the Federal Trade Commission failed to prove the company was a monopoly. Microsoft surged to become the first company after Apple to reach a market cap of US$2 trillion after its cloud business helped the software giant beat earnings and revenue forecasts and then held up relatively well when COVID-19 hit because it was judged a stock that would benefit from greater online activity.

No stock held in the portfolio over the 12 months detracted from performance, though Reckitt Benckiser Group slid in local currency on a view that the easing of the pandemic would reduce demand for the sanitary products of the UK-based, multinational consumer-packaged-goods company.

Fund Outlook and Strategy

The global economic upswing appears set to last a couple of years, driven by a record level of monetary and fiscal stimulus as well as a vaccine-driven reopening. However, there are two key risks.

The first is that the supply side of the economy takes much longer to recover than the demand side, leading to inflationary pressures that are larger or more persistent than expected. While we and most central banks expect inflationary pressures to be transitory, a surprise here may force central banks to tighten policy faster than expected, perhaps materially so. The second is a COVID-19 mutation that requires replacement vaccines to be developed and distributed, a process that could take three to six months.

COVID-19 has not changed the longer-term economic outlook. The global economy remains structurally low growth and low inflation, resulting in structurally low interest rates. What has changed is a steep rise in government debt and potentially a greater acceptance of central-bank-financed government deficits.

The equity market outlook for the next 18 months is more challenging than usual to predict. The cyclical economic upswing and policy accommodation should support equity returns, but the two economic risks mentioned earlier could trigger a 20% or more decline in equity prices. Another potential trigger is a correction in overvalued pockets of the market such as "meme" stocks, as this could spread to the broader equity market.

We have reduced the cash holding in the Frontier MFG Global Equity Fund from approximately 15% to approximately 5% in the past year and from approximately 16% to approximately 6% in the past year for the Frontier MFG Global Plus Fund. This reduction has been driven by the less-uncertain market outlook, particularly after the announcement of positive vaccine results in November.

We believe our portfolio of high-quality businesses remains well positioned to offer downside protection and to generate satisfactory returns over the medium to long term.

With these objectives in mind, the portfolio has been constructed to account for the cyclical economic recovery underway while considering key nearer-term risks associated with higher-than-expected inflation, an escape mutation and pockets of investor risk-seeking. Portfolio positioning also reflects the longer-term challenges to economies presented by lower structural growth and a likely rise in interest rates over time.

Central to our portfolio construction, now and always, is a gravitation towards high-quality businesses available at attractive prices. It is this approach — a considered and balanced selection of exceptional businesses possessing a competitive moat plus deliberate risk management — that provides conviction in the portfolio's ability to satisfy its dual objectives over time.

The past 12 to 18 months provided investors with another visceral reminder of the importance of a long-term orientation and of business quality. By virtue of their competitive advantages, their importance to customers and their robust fiscal positions, high-quality businesses proved resilient through the depths of events last year. As importantly, these businesses have emerged from the crisis in a more advantaged position. Given their strength and capabilities, these businesses were able to innovate and adapt while reinvesting for growth through the crisis. Many observed an acceleration in the adoption of their products and services, particularly those with any form of digital exposure. Some have business units that stand to benefit from further lifting of mobility restrictions. High-quality businesses can weather the inevitable storms, allowing them to capitalise during calmer tides.

Embedded within our definition of business quality is an insistence that a company be on the winning side of disruptive shifts. This exposes the portfolios to businesses that can achieve growth that is less dependent on the underlying strength of the economy. The corollary is that the fundamental results of these businesses, though more attractive through the cycle, can lag companies that benefit from having a purer economic exposure during a strong recovery but whose performance will be challenged in its absence. Our approach remains to invest in businesses that have a high likelihood of success for decades to come. As always, we evaluate prospective returns in relation to the type and degree of risk we are taking.

Yours sincerely,

Hamish Douglass

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/21	FUND	INDEX
SIX MONTHS	9.08%	13.05%
ONE YEAR	21.53%	39.04%
FIVE YEAR AVERAGE ANNUAL	15.47%	14.83%
AVERAGE ANNUAL SINCE INCEPTION	13.73%	12.66%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.85%
NET EXPENSE RATIO	0.80%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/21	FUND	INDEX
SIX MONTHS	9.00%	13.05%
ONE YEAR	21.35%	39.04%
FIVE YEAR AVERAGE ANNUAL	15.37%	14.83%
AVERAGE ANNUAL SINCE INCEPTION	11.42%	10.85%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.89%
NET EXPENSE RATIO	0.80%

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

The Fund invests, under normal market conditions, at least 80% of its net assets in shares of common stock of issuers listed on U.S. and international stock exchanges that meet our criteria for environmental, social and governance ("ESG") and low carbon investments. In selecting ESG investments, we review a broad spectrum of ESG issues for their materiality of impact on the future earnings and risks of companies. We consider amongst other things and where applicable: environmental issues, such as climate change and pollution; social issues, such as human rights and health and safety; and corporate governance issues, such as governance and compensation structures. The choice of ESG factors for any company will vary by industry and company. In addition, we incorporate a proprietary process that facilitates the identification of companies with materially lower carbon factor risk through the analysis of factors such as carbon emissions intensity and fossil fuel exposure.

The Fund invests in a non-diversified portfolio of high-quality companies, which are companies that we believe are market leaders in their industry, earn returns on capital above the cost of capital, and have long-term and sustainable competitive advantages. The Fund will normally hold a limited number (generally 20 to 50) of companies in its portfolio that meet these criteria. The Fund may invest in companies of any size, but generally invests in companies with a market capitalization of at least $5 billion.

Performance Review

Global stocks soared to record highs in the 12 months ending June 30, 2021, after government and central bank stimulus helped economies recover from the pandemic and pharmaceutical companies hastened the economic reopenings when they developed vaccines against the virus that causes the illness known as COVID-19. The new U.S. administration of President Joe Biden used the unexpected control of Capitol Hill it gained in January after surprise Senate election victories in Georgia to implement more fiscal stimulus, investors decided the Democrats' narrow control of Congress would prevent anti-business measures becoming law, and tech stocks reported earnings that showed how much they have benefited from the shift to online.

The Frontier MFG Global Sustainable Fund, Institutional Class, returned 22.05%, net of fees, for the year ended June 30, 2021. The Fund's return underperformed the 39.04% return of its benchmark, the MSCI World Index (Net).

The stocks that performed best included the investments in Alphabet, Facebook and Microsoft. Alphabet rose after its Google subsidiary's advertising revenue showed a better-than-expected rebound from the coronavirus-triggered slump and the U.S. election outcome and a court ruling in June appeared to reduce the risk of a crackdown on Big Tech that would ensnare Google, which is already under anti-trust scrutiny by the U.S. Department of Justice. Facebook climbed enough to record a market cap in excess of US$1 trillion after earnings beat expectations, the social-media company said its main site has a record 2.9 billion "active" monthly users, and a U.S. judge in June unexpectedly dismissed two complaints against the social-media giant from the U.S. regulator because the judge said the Federal Trade Commission failed to prove the company was a monopoly. Microsoft surged to become the first company after Apple to reach a market cap of US$2 trillion after its cloud business helped the software giant beat earnings and revenue forecasts and then held up relatively well when COVID-19 hit because it was judged a stock that would benefit from greater online activity.

The stocks that detracted from performance included the investments in Sydney Airport, Lowe's, and U.S. Bancorp. Sydney Airport declined as Sydney entered its only second city-wide lockdown and Melbourne recorded up to four lockdowns since the pandemic struck in early 2020. Lowe's declined after investors decided the more than doubling of the home-improvement chain's stock price in the 12 months to March had gone too far. U.S. Bancorp slid because banks lost their appeal as an inflation hedge when investors dismissed faster inflation as a fleeting problem.

Fund Outlook and Strategy

The global economic upswing appears set to last a couple of years, driven by a record level of monetary and fiscal stimulus as well as a vaccine-driven reopening. However, there are two key risks.

The first is that the supply side of the economy takes much longer to recover than the demand side, leading to inflationary pressures that are larger or more persistent than expected. While we and most central banks expect inflationary pressures to be transitory, a surprise here may force central banks to tighten policy faster than expected, perhaps materially so. The second is a COVID-19 mutation that requires replacement vaccines to be developed and distributed, a process that could take three to six months.

COVID-19 has not changed the longer-term economic outlook. The global economy remains structurally low growth and low inflation, resulting in structurally low interest rates. What has changed is a steep rise in government debt and potentially a greater acceptance of central-bank-financed government deficits.

The equity market outlook for the next 18 months is more challenging than usual to predict. The cyclical economic upswing and policy accommodation should support equity returns, but the two economic risks mentioned earlier could trigger a 20% or more decline in equity prices. Another potential trigger is a correction in overvalued pockets of the market such as "meme" stocks, as this could spread to the broader equity market.

We have reduced the cash holding in the Fund from approximately 16% to approximately 9% in the past year. This reduction has been driven by the less-uncertain market outlook, particularly after the announcement of positive vaccine results in November.

We believe our portfolio of high-quality businesses remains well positioned to offer downside protection and to generate satisfactory returns over the medium to long term.

With these objectives in mind, the portfolio has been constructed to account for the cyclical economic recovery underway while considering key nearer-term risks associated with higher-than-expected inflation, an escape mutation and pockets of investor risk-seeking. Portfolio positioning also reflects the longer-term challenges to economies presented by lower structural growth and a likely rise in interest rates over time.

Central to our portfolio construction, now and always, is a gravitation towards high-quality businesses available at attractive prices. It is this approach — a considered and balanced selection of exceptional businesses possessing a competitive moat plus deliberate risk management — that provides conviction in the portfolio's ability to satisfy its dual objectives over time.

The past 12 to 18 months provided investors with another visceral reminder of the importance of a long-term orientation and of business quality. By virtue of their competitive advantages, their importance to customers and their robust fiscal positions, high-quality businesses proved resilient through the depths of events last year. As importantly, these businesses have also emerged from the crisis in a more-advantaged position. Given their strength and capabilities, these businesses were able to innovate and adapt while reinvesting for growth through the crisis. Many observed an acceleration in the adoption of their products and services, particularly those with any form of digital exposure. Some have business units that stand to benefit from further lifting of mobility restrictions. High-quality businesses can weather the inevitable storms, allowing them to capitalise during calmer tides.

Embedded within our definition of business quality is an insistence that a company be on the winning side of disruptive shifts. This exposes the portfolio to businesses that can achieve growth that is less dependent on the underlying strength of the economy. The corollary is that the fundamental results of these businesses, though more attractive over the longer term, can lag companies that benefit from having a purer economic exposure during a strong recovery in the short term but whose performance will be challenged in its absence. Our approach remains to invest in businesses that have a high likelihood of success for decades to come. As always, we evaluate prospective returns in relation to the type and degree of risk we are taking.

Yours sincerely,

Domenico Giuliano

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/21	FUND	INDEX
SIX MONTHS	9.29%	13.05%
ONE YEAR	22.05%	39.04%
AVERAGE ANNUAL SINCE INCEPTION	15.05%	24.02%
Institutional Class Expenses
GROSS EXPENSE RATIO	2.26%
NET EXPENSE RATIO	0.80%

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REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors. The types of companies purchased in the Funds are generally natural monopolies that provide essential services to the community. The universe of infrastructure assets held in both Funds is made up of two main sectors:

•  Utilities: Utilities includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, such as energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

If a company isn't either a regulated utility or an infrastructure asset per se, we require at least 75% of its earnings to be consistently derived from either regulated assets or infrastructure assets before it can be included in the Funds.

Performance Review

Global stocks soared to record highs in the 12 months ending June 30, 2021, after government and central bank stimulus helped economies recover from the pandemic and pharmaceutical companies hastened economic reopenings when they developed vaccines against the virus that causes the illness known as COVID-19. The new U.S. administration of President Joe Biden used the unexpected control of Capitol Hill it gained in January after surprise Senate election victories in Georgia to implement more fiscal stimulus, investors decided the Democrats' narrow control of Congress would prevent anti-business measures becoming law, and tech stocks reported earnings that showed how much they have benefited from the shift to online.

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 15.72%, net of fees, for the year ended June 30, 2021. The Fund's return underperformed the 23.16% return of its benchmark, the S&P Global Infrastructure Index.

Stocks that contributed the most included the investments in Enbridge of Canada, Aena of Spain, and TC Energy of Canada. Enbridge benefited as President Joe Biden issued an executive order revoking the presidential permit for Keystone XL, a pipeline that was being developed between Canada and the U.S., increasing Canadian producer reliance on Enbridge's pipelines combined with the progress of the construction on the Line 3 replacement project as well as benefiting from the increase in oil prices — even though changes in the oil price have little immediate effect on their revenues. Aena, the world's largest airline operator, rose on hopes that a vaccine for the virus that causes the illness known as COVID-19 would return life — and passenger traffic — to normal more quickly. TC Energy rose as expectations of rising oil and gas prices supported by improving global growth prospects saw a market rotation into energy stocks. TC Energy was a beneficiary of this market rotation even though commodity prices exert little influence on its earnings in the near term.

Stocks that detracted the most included the investments in Royal Vopak of the Netherlands, Dominion Energy of the U.S., and Aguas Andinas of Chile. Vopak, which stores oil, gas, and chemicals, fell as the oil market slipped into "backwardation", a term for when the price of a commodity's forward or futures contract is trading below the expected spot price at contract maturity. The unusual pricing condition reduces the demand for short-term storage. Dominion Energy, which supplies electricity and natural gas in the U.S. Southeast, declined as concerns about rising inflation and prospective increases in policy interest rates prompted investors to shun high-quality defensive assets in favour of more cyclical names. Aguas Andinas, a water utility, fell following a referendum in Chile in 2020 where people backed a constitutional convention. Investors became concerned that the rates of return derived in law that utilities enjoy could come under threat.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 12.32%, net of fees, for the year ended June 30, 2021. The Fund's return underperformed the 23.16% return of its benchmark, the S&P Global Infrastructure Index, for the same time period.

Stocks that contributed the most included the investments in Enbridge of Canada, CSX Corp. of the U.S., and Crown Castle International of the U.S. Enbridge benefited as President Joe Biden issued an executive order revoking the presidential permit for Keystone XL, a pipeline that was being developed between Canada and the U.S., increasing Canadian producer reliance on Enbridge's pipelines combined with the progress of the construction on the Line 3 replacement project as well as benefiting from the increase in oil prices — even though changes in the oil price have little immediate effect on their revenues. CSX (and other North American railroad companies) gained after cargo levels held up better than expected amid pandemic-related restrictions and the benefits of increased efficiency measures that have persisted even as volume has recovered. Crown Castle gained on a robust fiscal 2020 result and as management offered encouraging volume growth forecasts for fiscal 2021 as a restricted world relied more on the internet.

Stocks that detracted the most included the investments in FirstEnergy Corp. of the U.S., Royal Vopak of the Netherlands and Aguas Andinas of Chile. FirstEnergy plunged after the U.S. Attorney's Office of Ohio charged House Speaker Larry Householder and others with bribery and money laundering tied to a bill that effectively was a US$1.5 billion bailout of a former subsidiary of FirstEnergy's nuclear plants in the U.S. state. Vopak, which stores oil, gas, and chemicals, fell as the oil market slipped into "backwardation", a term for when the price of a commodity's forward or futures contract is trading below the expected spot price at contract maturity. The unusual pricing condition reduces the demand for short-term storage. Aguas Andinas, a water utility, fell following a referendum in Chile in 2020 where people backed a constitutional convention. Investors became concerned that the rates of return derived in law that utilities enjoy could come under threat.

Portfolio Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by the COVID-19 crisis, we are confident that the underlying businesses that we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses that we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices over the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the resilient nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure can be expected to reward patient investors with a long-term time frame.

Yours sincerely,

Gerald Stack

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/21	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	5.89%	13.05%	5.40%
ONE YEAR	15.72%	39.04%	23.16%
FIVE YEAR AVERAGE	6.83%	14.83%	6.21%
AVERAGE ANNUAL SINCE INCEPTION	9.66%	12.19%	7.44%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.59%
NET EXPENSE RATIO	0.51%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/21	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	4.65%	13.05%	5.40%
ONE YEAR	12.32%	39.04%	23.16%
AVERAGE ANNUAL SINCE INCEPTION	5.49%	15.15%	5.74%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.08%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

June 30, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/21 – 6/30/21).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2021 (Unaudited)

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/2021	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,090.80	0.80%	$4.15
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,090.00	0.80%	$4.15
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,088.70	0.90%	$4.66
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,092.90	0.80%	$4.15
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$1,092.00	0.90%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.33	0.90%	$4.51
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,058.90	0.50%	$2.55
Hypothetical 5% Return	$1,000.00	$1,022.32	0.50%	$2.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,058.80	0.60%	$3.06
Hypothetical 5% Return	$1,000.00	$1021.82	0.60%	$3.01
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,046.50	0.80%	$4.06
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,046.00	0.92%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.23	0.92%	$4.61

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2021

Number of Shares		Value
COMMON STOCKS 94.9%
	China 9.3%
271,794	Alibaba Group Holding Ltd. - ADR (a)	$61,637,443
768,128	Tencent Holdings Ltd.	57,775,557
		119,413,000
	France 1.9%
30,053	LVMH Moet Hennessy Louis Vuitton SE	23,565,600
	Germany 4.4%
395,284	SAP SE	55,701,133
	Switzerland 7.2%
351,707	Nestle SA	43,797,547
535,234	Novartis AG	48,777,013
		92,574,560
	United Kingdom 3.9%
566,746	Reckitt Benckiser Group PLC	50,151,114
	United States 68.2%
5,331	Alphabet, Inc. - Class A (a)	13,017,182
29,920	Alphabet, Inc. - Class C (a)	74,989,094
233,060	Crown Castle International Corp.	45,470,006
372,993	Eversource Energy	29,928,958
236,180	Facebook, Inc. - Class A (a)	82,122,148
434,909	Intercontinental Exchange, Inc.	51,623,698
120,698	Mastercard, Inc. - Class A	44,065,633
154,897	McDonald's Corp.	35,779,658
370,899	Microsoft Corp.	100,476,539
117,933	Netflix, Inc. (a)	62,293,390
348,768	PepsiCo, Inc.	51,676,955
613,259	Starbucks Corp.	68,568,489
275,054	The Procter & Gamble Co.	37,113,036
252,732	Visa, Inc. - Class A	59,093,796
Number of Shares		Value
	United States 68.2% (continued)
349,981	WEC Energy Group, Inc.	$31,130,810
515,843	Xcel Energy, Inc.	33,983,737
454,490	Yum! Brands, Inc.	52,279,985
		873,613,114
	Total Common Stocks
	(Cost $719,441,592)	1,215,018,521
SHORT-TERM INVESTMENTS 5.2%
	Money Market Deposit Account 5.2%
67,108,460	U.S. Bank N.A., 0.003% (b)	67,108,460
	Total Short-Term Investments
	(Cost $67,108,460)	67,108,460
	Total Investments 100.1%
	(Cost $786,550,052)	1,282,126,981
	Liabilities in Excess of Other Assets (0.1)%	(1,254,801)
	TOTAL NET ASSETS 100.0%	$1,280,872,180

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Communication Services	22.7%
Information Technology	20.3
Consumer Discretionary	18.9
Consumer Staples	14.3
Utilities	7.4
Financials	4.0
Health Care	3.8
Real Estate	3.5
Total Common Stocks	94.9
Total Short-Term Investments	5.2
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2021

Number of Shares		Value
COMMON STOCKS 94.0%
	China 9.2%
143,156	Alibaba Group Holding Ltd. - ADR (a)	$32,464,918
406,768	Tencent Holdings Ltd.	30,595,483
		63,060,401
	France 1.8%
15,786	LVMH Moet Hennessy Louis Vuitton SE	12,378,350
	Germany 4.3%
208,209	SAP SE	29,339,607
	Switzerland 7.2%
185,421	Nestle SA	23,090,200
282,115	Novartis AG	25,709,740
		48,799,940
	United Kingdom 3.9%
298,268	Reckitt Benckiser Group PLC	26,393,609
	United States 67.6%
2,844	Alphabet, Inc. - Class A (a)	6,944,451
15,758	Alphabet, Inc. - Class C (a)	39,494,591
122,890	Crown Castle International Corp.	23,975,839
196,311	Eversource Energy	15,751,995
124,474	Facebook, Inc. - Class A (a)	43,280,854
228,915	Intercontinental Exchange, Inc.	27,172,211
63,669	Mastercard, Inc. - Class A	23,244,915
81,690	McDonald's Corp.	18,869,573
195,436	Microsoft Corp.	52,943,612
62,085	Netflix, Inc. (a)	32,793,918
183,565	PepsiCo, Inc.	27,198,826
322,902	Starbucks Corp.	36,103,673
145,053	The Procter & Gamble Co.	19,572,001
133,151	Visa, Inc. - Class A	31,133,367
Number of Shares		Value
	United States 67.6% (continued)
184,563	WEC Energy Group, Inc.	$16,416,879
271,264	Xcel Energy, Inc.	17,870,872
239,393	Yum! Brands, Inc.	27,537,377
		460,304,954
	Total Common Stocks
	(Cost $434,602,404)	640,276,861
SHORT-TERM INVESTMENTS 5.8%
	Money Market Deposit Account 5.8%
39,432,801	U.S. Bank N.A., 0.003% (b)	39,432,801
	Total Short-Term Investments
	(Cost $39,432,801)	39,432,801
	Total Investments 99.8%
	(Cost $474,035,205)	679,709,662
	Other Assets in Excess of Liabilities 0.2%	1,213,528
	TOTAL NET ASSETS 100.0%	$680,923,190

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Communication Services	22.5%
Information Technology	20.1
Consumer Discretionary	18.7
Consumer Staples	14.1
Utilities	7.3
Financials	4.0
Health Care	3.8
Real Estate	3.5
Total Common Stocks	94.0
Total Short-Term Investments	5.8
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

June 30, 2021

Number of Shares		Value
COMMON STOCKS 91.6%
	Australia 2.7%
186,524	Sydney Airport	$809,928
	China 7.0%
5,336	Alibaba Group Holding Ltd. - ADR (a)	1,210,098
12,232	Tencent Holdings Ltd.	920,043
		2,130,141
	Germany 3.2%
6,874	SAP SE	968,645
	Italy 1.9%
79,863	Terna Rete Elettrica Nazionale SpA	595,078
	Spain 1.8%
29,151	Red Electrica Corp SA	541,126
	Switzerland 6.9%
8,083	Nestle SA	1,006,564
12,109	Novartis AG	1,103,519
		2,110,083
	United Kingdom 7.1%
12,752	Reckitt Benckiser Group PLC	1,128,419
17,876	Unilever PLC	1,046,361
		2,174,780
	United States 61.0%
923	Alphabet, Inc. - Class C (a)	2,313,334
258	Amazon.com, Inc. (a)	887,561
3,743	American Water Works Co., Inc.	576,909
689	Chipotle Mexican Grill, Inc. (a)	1,068,184
1,894	CME Group, Inc.	402,816
5,525	Eversource Energy	443,326
5,913	Facebook, Inc. - Class A (a)	2,056,009
Number of Shares		Value
	United States 61.0% (continued)
6,121	Intercontinental Exchange, Inc.	$726,563
4,288	Lowe's Companies, Inc.	831,743
2,047	Mastercard, Inc. - Class A	747,339
8,658	Microsoft Corp.	2,345,452
2,342	Netflix, Inc. (a)	1,237,068
5,678	PepsiCo, Inc.	841,309
4,482	The Procter & Gamble Co.	604,756
17,003	U.S. Bancorp	968,661
3,817	Visa, Inc. - Class A	892,491
3,798	Walmart, Inc.	535,594
9,052	Yum! Brands, Inc.	1,041,252
		18,520,367
	Total Common Stocks
	(Cost $24,007,783)	27,850,148
SHORT-TERM INVESTMENTS 9.5%
	Money Market Deposit Account 9.5%
2,896,724	U.S. Bank N.A., 0.003% (b)	2,896,724
	Total Short-Term Investments
	(Cost $2,896,724)	2,896,724
	Total Investments 101.1%
	(Cost $26,904,507)	30,746,872
	Liabilities in Excess of Other Assets (1.1)%	(333,635)
	TOTAL NET ASSETS 100.0%	$30,413,237

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Communication Services	21.4%
Consumer Staples	17.0
Consumer Discretionary	16.6
Information Technology	16.3
Utilities	7.1
Financials	6.9
Health Care	3.6
Industrials	2.7
Total Common Stocks	91.6
Total Short-Term Investments	9.5
Total Investments	101.1
Liabilities in Excess of Other Assets	(1.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2021

Number of Shares	Value

COMMON STOCKS 97.2%

	Australia 7.5%
1,294,266	APA Group	$8,638,664
1,018,712	Atlas Arteria Ltd.	4,866,580
4,149,397	AusNet Services Ltd.	5,445,730
1,830,305	Spark Infrastructure Group	3,088,439
2,934,744	Sydney Airport	12,743,298
2,204,347	Transurban Group	23,524,364
		58,307,075
	Canada 14.7%
657,975	Algonquin Power & Utilities Corp.	9,803,806
215,316	Canadian Utilities Ltd. - Class A	5,975,210
276,407	Emera, Inc.	12,540,440
585,014	Enbridge, Inc.	23,422,269
508,090	Fortis, Inc.	22,490,238
657,916	Hydro One Ltd.	15,901,229
472,529	TC Energy Corp.	23,382,485
		113,515,677
	Chile 0.2%
6,320,474	Aguas Andinas SA - Class A	1,299,571
	France 6.0%
107,792	Aeroports de Paris	14,040,376
587,485	Getlink SE	9,160,405
216,330	Vinci SA	23,083,580
		46,284,361
	Germany 0.9%
99,451	Fraport AG Frankfurt Airport Services Worldwide (a)	6,775,899
	Hong Kong 1.8%
2,295,073	Power Assets Holdings Ltd.	14,085,008
Number of Shares		Value
	Italy 6.7%
223,903	ACEA SpA	$5,174,447
593,801	Enav SpA	2,675,572
885,282	Italgas SpA	5,786,061
3,670,052	Snam SpA	21,214,802
2,287,663	Terna SpA	17,045,917
		51,896,799
	Mexico 1.7%
328,192	Grupo Aeroportuario del Centro Norte SAB de CV (a)	2,149,860
511,342	Grupo Aeroportuario del Pacifico SAB de CV - Class B	5,474,597
308,375	Grupo Aeroportuario del Sureste SAB de CV - Class B (a)	5,677,571
		13,302,028
	Netherlands 0.7%
126,710	Koninklijke Vopak NV	5,754,423
	New Zealand 1.4%
1,596,970	Auckland International Airport Ltd.	8,115,343
1,046,972	Vector Ltd.	2,963,915
		11,079,258
	Portugal 0.3%
789,358	REN - Redes Energeticas Nacionais SGPS SA	2,190,191
	Spain 8.2%
141,159	Aena SME SA (a)	23,148,503
358,231	Cellnex Telecom SA	22,818,722
288,123	Enagas SA	6,656,876
579,173	Red Electrica Corp SA	10,751,116
		63,375,217

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

Number of Shares	Value

COMMON STOCKS 97.2% (continued)

	Switzerland 0.7%
32,627	Flughafen Zuerich AG (a)	$5,395,224
	United Kingdom 6.4%
1,789,817	National Grid PLC	22,797,630
462,284	Pennon Group PLC	7,261,257
281,653	Severn Trent PLC	9,744,147
733,181	United Utilities Group PLC	9,882,441
		49,685,475
	United States 40.0%
22,692	ALLETE, Inc.	1,587,986
109,603	Alliant Energy Corp.	6,111,463
108,823	Ameren Corp.	8,710,193
192,984	American Electric Power Co., Inc.	16,324,517
12,310	American States Water Co.	979,384
62,407	American Tower Corp.	16,858,627
78,242	American Water Works Co., Inc.	12,059,440
55,258	Atmos Energy Corp.	5,310,846
169,057	Avangrid, Inc.	8,694,602
24,153	Avista Corp.	1,030,609
26,882	Black Hills Corp.	1,764,266
15,472	California Water Service Group	859,315
243,276	CenterPoint Energy, Inc.	5,965,128
7,349	Chesapeake Utilities Corp.	884,305
125,238	CMS Energy Corp.	7,399,061
147,638	Consolidated Edison, Inc.	10,588,597
84,161	Crown Castle International Corp.	16,419,811
217,976	Dominion Energy Corp.	16,036,494
81,940	DTE Energy Co.	10,619,424
164,017	Duke Energy Corp.	16,191,758
85,826	Entergy Corp.	8,556,852
106,793	Essential Utilities, Inc.	4,880,440
98,865	Evergy, Inc.	5,974,412
151,726	Eversource Energy	12,174,494
Number of Shares		Value
	United States 40.0% (continued)
231,744	FirstEnergy Corp.	$8,623,194
20,846	IDACORP, Inc.	2,032,485
17,062	MGE Energy, Inc.	1,270,095
178,557	NiSource, Inc.	4,374,647
8,491	Northwest Natural Holding Company	445,947
23,320	NorthWestern Corp.	1,404,331
23,234	ONE Gas, Inc.	1,722,104
49,141	Pinnacle West Capital Corp.	4,028,088
34,126	PNM Resources, Inc.	1,664,325
41,267	Portland General Electric Co.	1,901,583
325,258	PPL Corp.	9,097,466
46,589	SBA Communications Corp.	14,847,914
120,214	Sempra Energy	15,925,951
8,232	SJW Group	521,086
49,080	South Jersey Industries, Inc.	1,272,644
23,815	Spire, Inc.	1,721,110
258,649	The Southern Co.	15,650,851
135,615	WEC Energy Group, Inc.	12,062,954
231,392	Xcel Energy, Inc.	15,244,105
		309,792,904
	Total Common Stocks
	(Cost $607,549,027)	752,739,110
CLOSED-END FUNDS 1.1%
	United Kingdom 1.1%
2,019,139	HICL Infrastructure PLC	4,630,911
1,696,810	International Public Partnerships Ltd.	3,919,814
		8,550,725
	Total Closed-End Funds
	(Cost $7,689,422)	8,550,725

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.4%
	Money Market Deposit Account 2.4%
18,497,888	U.S. Bank N.A., 0.003% (b)	$18,497,888
	Total Short-Term Investments
	(Cost $18,497,888)	18,497,888
	Total Investments 100.7%
	(Cost $633,736,337)	779,787,723
	Liabilities in Excess of Other Assets (0.7)%	(5,040,662)
	TOTAL NET ASSETS 100.0%	$774,747,061

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	30.5%
Transmission & Distribution	18.1
Airports	11.1
Communications	9.2
Energy Infrastructure	7.9
Toll Roads	7.8
Gas Utilities	6.5
Water Utilities	6.1
Total Common Stocks	97.2
Social	1.1
Total Closed-End Funds	1.1
Total Short-Term Investments	2.4
Total Investments	100.7
Liabilities in Excess of Other Assets	(0.7)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2021

Number of Shares		Value
COMMON STOCKS 96.2%
	Australia 15.5%
5,835	APA Group	$38,946
874,715	Atlas Arteria Ltd.	4,178,679
571,932	AusNet Services Ltd.	750,612
1,903,123	Spark Infrastructure Group	3,211,311
541,492	Sydney Airport	2,351,276
816,831	Transurban Group	8,717,062
		19,247,886
	Canada 5.8%
179,130	Enbridge, Inc.	7,171,847
	France 5.8%
11,603	Aeroports de Paris	1,511,341
53,501	Vinci SA	5,708,846
		7,220,187
	Italy 4.4%
550,213	Snam SpA	3,180,516
314,753	Terna SpA	2,345,299
		5,525,815
	Netherlands 1.2%
34,174	Koninklijke Vopak NV	1,551,982
	New Zealand 1.0%
251,725	Auckland International Airport Ltd.	1,279,194
	Spain 7.7%
28,836	Aena SME SA (a)	4,728,783
265,191	Red Electrica Corp SA	4,922,707
		9,651,490
	United Kingdom 6.6%
333,980	National Grid PLC	4,254,040
294,486	United Utilities Group PLC	3,969,334
		8,223,374
Number of Shares		Value
	United States 48.2%
42,502	Alliant Energy Corp.	$2,369,912
22,341	American Tower Corp.	6,035,198
25,459	American Water Works Co., Inc.	3,923,996
64,054	Atmos Energy Corp.	6,156,230
31,287	Crown Castle International Corp.	6,104,094
122,823	CSX Corp.	3,940,162
72,087	Evergy, Inc.	4,356,217
65,767	Eversource Energy	5,277,144
17,511	Norfolk Southern Corp.	4,647,594
46,881	Sempra Energy	6,210,795
5,372	Union Pacific Corp.	1,181,464
52,288	WEC Energy Group, Inc.	4,651,018
77,481	Xcel Energy, Inc.	5,104,448
		59,958,272
	Total Common Stocks
	(Cost $105,911,100)	119,830,047
SHORT-TERM INVESTMENTS 3.1%
	Money Market Deposit Account 3.1%
3,791,425	U.S. Bank N.A., 0.003% (b)	3,791,425
	Total Short-Term Investments
	(Cost $3,791,425)	3,791,425
	Total Investments 99.3%
	(Cost $109,702,525)	123,621,472
	Other Assets in Excess of Liabilities 0.7%	869,402
	TOTAL NET ASSETS 100.0%	$124,490,874

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of June 30, 2021.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2021

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	18.2%
Transmission & Distribution	16.7
Toll Roads	14.9
Communications	9.8
Airports	7.9
Rail	7.8
Gas Utilities	7.5
Energy Infrastructure	7.0
Water Utilities	6.4
Total Common Stocks	96.2
Total Short-Term Investments	3.1
Total Investments	99.3
Other Assets in Excess of Liabilities	0.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$786,550,052	$474,035,205	$26,904,507
Foreign currency at cost	$56,905	$49,155	$81,132
Investments at value	$1,282,126,981	$679,709,662	$30,746,872
Foreign currency at value	56,436	49,046	80,671
Receivable for investments sold	6,576,746	—	583,075
Receivable for Fund shares sold	—	718,700	—
Dividends and interest receivable	342,327	131,083	27,510
Dividend tax reclaim receivable	2,652,356	798,209	20,259
Prepaid expenses and other assets	24,772	47,001	13,352
Total assets	1,291,779,618	681,453,701	31,471,739
LIABILITIES:
Payable for investments purchased	—	—	982,177
Payable for Fund shares redeemed	10,001,164	20,250	39,200
Payable to Adviser	803,222	412,114	291
Accrued shareholder servicing fees	—	27,092	1,184
Accrued expenses	103,052	71,055	35,650
Total liabilities	10,907,438	530,511	1,058,502
Net Assets	$1,280,872,180	$680,923,190	$30,413,237
NET ASSETS CONSIST OF:
Paid in capital	$728,123,042	$460,092,197	$26,370,357
Total distributable earnings	552,749,138	220,830,993	4,042,880
Net Assets	$1,280,872,180	$680,923,190	$30,413,237
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$1,280,872,180	$341,795,113	$12,850,700
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	56,698,119	20,753,752	1,011,659
Net Asset Value, Redemption Price and Offering Price Per Share	$22.59	$16.47	$12.70
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$339,128,077	$17,562,537
Authorized		50,000,000	50,000,000
Issued and Outstanding		20,625,284	1,382,724
Net Asset Value, Redemption Price and Offering Price Per Share		$16.44	$12.70

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2021

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund
ASSETS:
Investments at cost	$633,736,337	$109,702,525
Foreign currency at cost	$1,916,636	$199,632
Investments at value	$779,787,723	$123,621,472
Foreign currency at value	1,891,916	198,841
Receivable for investments sold	3,566,889	—
Receivable for Fund shares sold	4,075,078	101,650
Dividends and interest receivable	2,998,022	607,507
Dividend tax reclaim receivable	605,262	70,851
Prepaid expenses and other assets	32,174	22,309
Total assets	792,957,064	124,622,630
LIABILITIES:
Payable for investments purchased	11,604,313	—
Payable for Fund shares redeemed	6,209,634	20,000
Payable to Adviser	272,045	59,312
Accrued shareholder servicing fees	28,803	7,308
Accrued expenses	95,208	45,136
Total liabilities	18,210,003	131,756
Net Assets	$774,747,061	$124,490,874
NET ASSETS CONSIST OF:
Paid in capital	$642,696,694	$115,310,901
Total distributable earnings	132,050,367	9,179,973
Net Assets	$774,747,061	$124,490,874
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$523,439,407	$90,997,795
Authorized	50,000,000	50,000,000
Issued and Outstanding	28,395,628	8,265,632
Net Asset Value, Redemption Price and Offering Price Per Share	$18.43	$11.01
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$251,307,654	$33,493,079
Authorized	50,000,000	50,000,000
Issued and Outstanding	13,600,801	3,039,357
Net Asset Value, Redemption Price and Offering Price Per Share	$18.48	$11.02

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2021

	MFG Global Equity Fund		MFG Global Plus Fund		MFG Global Sustainable Fund
INVESTMENT INCOME:
Dividend income	$15,260,180	(1)	$7,484,605	(2)	$277,458	(3)
Interest income	24,622		10,000		253
Total investment income	15,284,802		7,494,605		277,711
EXPENSES:
Investment advisory fees	10,067,670		5,081,309		154,466
Fund administration and accounting fees	303,044		165,754		29,688
Custody fees	116,477		66,078		12,773
Legal fees	40,885		40,828		40,926
Directors' fees and related expenses	32,999		32,999		32,999
Federal and state registration fees	27,750		77,411		45,350
Transfer agent fees	25,998		24,120		11,860
Reports to shareholders	24,094		22,458		19,358
Audit and tax fees	18,737		19,237		17,738
Shareholder servicing fees	—		283,166		7,496
Other	32,672		21,588		9,798
Total expenses before waiver	10,690,326		5,834,948		382,452
Waiver and reimbursement of expenses by Adviser	(622,657)		(471,778)		(220,491)
Net expenses	10,067,669		5,363,170		161,961
Net Investment Income	5,217,133		2,131,435		115,750

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on:
Investments	85,485,643	17,158,347	659,341
Foreign currency transactions	9,394	(5,777)	5,710
Change in net unrealized appreciation/depreciation on:
Investments	152,177,606	99,668,454	2,880,908
Foreign currency transactions	22,593	10,957	(766)
Net Realized and Unrealized Gain on Investments	237,695,236	116,831,981	3,545,193
Net Increase in Net Assets Resulting from Operations	$242,912,369	$118,963,416	$3,660,943

(1)  Net of $623,283 in foreign withholding taxes.

(2)  Net of $497,221 in foreign withholding taxes.

(3)  Net of $27,096 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2021

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$22,190,488 (1)	$2,995,560 (2)
Interest income	1,834	1,443
Total investment income	22,192,322	2,997,003
EXPENSES:
Investment advisory fees	3,570,830	839,004
Shareholder servicing fees	205,703	24,164
Fund administration and accounting fees	186,640	49,730
Custody fees	106,789	32,080
Federal and state registration fees	58,317	41,039
Transfer agent fees	47,389	23,014
Legal fees	40,624	41,111
Directors' fees and related expenses	33,000	33,000
Reports to shareholders	25,235	22,311
Audit and tax fees	17,737	19,237
Tax expense	9,769	2,957
Other	29,878	10,928
Total expenses before waiver	4,331,911	1,138,575
Waiver of expenses by Adviser	(545,610)	(272,450)
Net expenses	3,786,301	866,125
Net Investment Income	18,406,021	2,130,878
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,393,253	(132,016)
Foreign currency transactions	234,669	40,684
Change in net unrealized appreciation/depreciation on:
Investments	82,379,584	9,879,460
Foreign currency transactions	(56,206)	(4,576)
Net Realized and Unrealized Gain on Investments	83,951,300	9,783,552
Net Increase in Net Assets Resulting from Operations	$102,357,321	$11,914,430

(1)  Net of $1,576,703 foreign withholding taxes.

(2)  Net of $173,878 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
OPERATIONS:
Net investment income	$5,217,133	$6,238,954	$2,131,435	$2,171,330
Net realized gain (loss) on:
Investments	85,485,643	126,876,233	17,158,347	15,692,483
Foreign currency transactions	9,394	(115,910)	(5,777)	(13,343)
Change in net unrealized appreciation/depreciation on:
Investments	152,177,606	(47,195,762)	99,668,454	14,273,150
Foreign currency transactions	22,593	79,071	10,957	8,418
Net increase in net assets resulting from operations	242,912,369	85,882,586	118,963,416	32,132,038
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(76,867,677)	(78,767,198)	(3,079,441)	(6,021,828)
Service Class			(2,225,170)	(5,160,722)
Net decrease in net assets resulting from distributions paid	(76,867,677)	(78,767,198)	(5,304,611)	(11,182,550)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	57,039,649	152,075,761	86,071,483	98,803,092
Service Class			78,259,566	133,475,784
Shares issued to holders in reinvestment of distributions:
Institutional Class	59,050,649	63,790,435	2,931,807	5,963,193
Service Class			2,194,885	5,088,038
Shares redeemed:
Institutional Class	(163,713,227)	(185,850,088)	(115,943,186)	(26,383,540)
Service Class			(22,732,330)	(34,192,027)
Redemption fees:
Institutional Class	2,034	12,054	84	32
Service Class			80	7,588
Net increase (decrease) in net assets resulting from capital share transactions	(47,620,895)	30,028,162	30,782,389	182,762,160
Total Increase in Net Assets	118,423,797	37,143,550	144,441,194	203,711,648
NET ASSETS:
Beginning of Period	1,162,448,383	1,125,304,833	536,481,996	332,770,348
End of Period	$1,280,872,180	$1,162,448,383	$680,923,190	$536,481,996
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	2,648,532	8,094,376	5,785,315	7,397,686
Service Class			5,136,447	10,093,424
Shares issued to holders in reinvestment of distributions:
Institutional Class	2,851,304	3,216,865	194,031	434,952
Service Class			145,356	371,390
Shares redeemed:
Institutional Class	(7,575,425)	(9,595,792)	(7,604,879)	(2,010,549)
Service Class			(1,495,861)	(2,593,149)
Net increase (decrease) in shares outstanding	(2,075,589)	1,715,449	2,160,409	13,693,754

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Sustainable Fund		MFG Core Infrastructure Fund
	For the Year Ended June 30, 2021	For the Period October 9, 2019(1) through June 30, 2020	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
OPERATIONS:
Net investment income	$115,750	$47,861	$18,406,021	$13,857,863
Net realized gain (loss) on:
Investments	659,341	(573,772)	1,393,253	(3,767,581)
Foreign currency transactions	5,710	1,917	234,669	(342,936)
Change in net unrealized appreciation/depreciation on:
Investments	2,880,908	961,457	82,379,584	(19,186,159)
Foreign currency transactions	(766)	131	(56,206)	(10,593)
Net increase (decrease) in net assets resulting from operations	3,660,943	437,594	102,357,321	(9,449,406)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(27,251)	(6,734)	(12,816,290)	(9,955,940)
Service Class	(21,672)		(5,521,579)	(3,637,951)
Net decrease in net assets resulting from distributions paid	(48,923)	(6,734)	(18,337,869)	(13,593,891)
CAPITAL SHARE TRANSACTIONS(2):
Shares sold:
Institutional Class	—	10,100,000	82,251,665	97,567,733
Service Class	16,389,554		73,528,445	120,240,944
Shares issued to holders in reinvestment of distributions:
Institutional Class	23,200	5,734	10,758,378	8,762,791
Service Class	5,069		3,172,047	2,211,505
Shares redeemed:
Institutional Class	(10,000)	—	(78,602,897)	(40,773,091)
Service Class	(144,000)		(33,671,350)	(39,459,879)
Redemption fees:
Institutional Class	338	—	4,079	1,396
Service Class	462		1,793	10,696
Net increase in net assets resulting from capital share transactions	16,264,623	10,105,734	57,442,160	148,562,095
Total Increase in Net Assets	19,876,643	10,536,594	141,461,612	125,518,798
NET ASSETS:
Beginning of Period	10,536,594	—	633,285,449	507,766,651
End of Period	$30,413,237	$10,536,594	$774,747,061	$633,285,449
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	—	1,010,000	4,717,580	5,969,027
Service Class	1,393,773		4,133,924	7,446,735
Shares issued to holders in reinvestment of distributions:
Institutional Class	1,998	534	607,204	519,363
Service Class	437		178,147	132,037
Shares redeemed:
Institutional Class	(873)	—	(4,441,299)	(2,410,302)
Service Class	(11,486)		(1,925,099)	(2,506,857)
Net increase in shares outstanding	1,383,849	1,010,534	3,270,457	9,150,003

(1)  Commencement of operations.

(2)  MFG Global Sustainable Fund — Service Class commenced operations on October 20, 2020.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Select Infrastructure Fund
	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
OPERATIONS:
Net investment income	$2,130,878	$1,632,884
Net realized gain (loss) on:
Investments	(132,016)	(4,371,541)
Foreign currency transactions	40,684	(66,693)
Change in net unrealized appreciation/depreciation on:
Investments	9,879,460	(5,052,284)
Foreign currency transactions	(4,576)	(5,502)
Net increase (decrease) in net assets resulting from operations	11,914,430	(7,863,136)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(1,632,311)	(2,277,635)
Service Class	(396,496)	(144,467)
Net decrease in net assets resulting from distributions paid	(2,028,807)	(2,422,102)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	10,421,925	6,769,754
Service Class	23,359,765	7,528,214
Shares issued to holders in reinvestment of distributions:
Institutional Class	738,788	1,114,231
Service Class	195,761	61,186
Shares redeemed:
Institutional Class	(7,107,259)	(6,299,112)
Service Class	(763,867)	(259,514)
Redemption fees:
Institutional Class	45	478
Service Class	14	791
Net increase in net assets resulting from capital share transactions	26,845,172	8,916,028
Total Increase (Decrease) in Net Assets	36,730,795	(1,369,210)
NET ASSETS:
Beginning of Period	87,760,079	89,129,289
End of Period	$124,490,874	$87,760,079
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	985,436	606,430
Service Class	2,194,471	712,420
Shares issued to holders in reinvestment of distributions:
Institutional Class	69,772	102,703
Service Class	18,211	5,745
Shares redeemed:
Institutional Class	(673,532)	(594,964)
Service Class	(71,427)	(25,275)
Net increase in shares outstanding	2,522,931	807,059

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$19.78	$19.72	$18.89	$17.25	$15.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.09	0.11 (1)	0.17	0.13	0.15
Net realized and unrealized gain on investments	4.05	1.39	2.38	2.22	2.77
Total Income from Investment Operations	4.14	1.50	2.55	2.35	2.92
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.14)	(0.17)	(0.14)	(0.14)
From net realized gain on investments	(1.32)	(1.30)	(1.55)	(0.57)	(0.58)
Total Distributions	(1.33)	(1.44)	(1.72)	(0.71)	(0.72)
Redemption fees retained(2)	—	—	—	—	—
Net Asset Value, End of Period	$22.59	$19.78	$19.72	$18.89	$17.25
Total Return	21.53%	7.58%	15.06%	13.75%	19.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,280,872	$1,162,448	$1,125,305	$1,103,521	$1,134,098
Ratio of expenses to average net assets
Before waivers and reimbursements	0.84%	0.85%	0.85%	0.85%	0.85%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.37%	0.49%	0.80%	0.64%	0.85%
Net of waivers and reimbursements	0.41%	0.54%	0.85%	0.69%	0.90%
Portfolio turnover rate	25%	45%	34%	28%	30%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$13.69	$13.04	$12.72	$11.49	$9.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.07 (1)	0.10 (1)	0.10	0.13 (1)
Net realized and unrealized gain on investments	2.86	0.93	1.60	1.40	1.79
Total Income from Investment Operations	2.91	1.00	1.70	1.50	1.92
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.08)	(0.16)	(0.08)	(0.02)
From net realized gain on investments	(0.12)	(0.27)	(1.22)	(0.19)	— (2)
Total Distributions	(0.13)	(0.35)	(1.38)	(0.27)	(0.02)
Redemption fees retained	— (2)	— (2)	—	—	—
Net Asset Value, End of Period	$16.47	$13.69	$13.04	$12.72	$11.49
Total Return	21.35%	7.65%	15.22%	13.12%	20.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$341,795	$306,283	$215,921	$340,204	$302,726
Ratio of expenses to average net assets
Before waivers and reimbursements	0.87%	0.89%	0.89%	0.88%	0.95%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.29%	0.45%	0.73%	0.71%	1.02%
Net of waivers and reimbursements	0.36%	0.54%	0.82%	0.79%	1.17%
Portfolio turnover rate(3)	29%	44%	56%	59%	31%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$13.67	$13.03	$12.72	$11.49	$9.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.06 (1)	0.10 (1)	0.10	0.11 (1)
Net realized and unrealized gain on investments	2.84	0.92	1.58	1.39	1.80
Total Income from Investment Operations	2.89	0.98	1.68	1.49	1.91
LESS DISTRIBUTIONS:
From net investment income	— (2)	(0.07)	(0.15)	(0.07)	(0.02)
From net realized gain on investments	(0.12)	(0.27)	(1.22)	(0.19)	— (2)
Total Distributions	(0.12)	(0.34)	(1.37)	(0.26)	(0.02)
Redemption fees retained	— (2)	— (2)	—	—	— (2)
Net Asset Value, End of Period	$16.44	$13.67	$13.03	$12.72	$11.49
Total Return	21.25%	7.50%	15.09%	13.01%	19.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$339,128	$230,199	$116,849	$74,933	$81,173
Ratio of expenses to average net assets
Before waivers and reimbursements	0.97%	0.99%	0.98%	0.95%	1.09%
Net of waivers and reimbursements	0.90%	0.90%	0.89%	0.88%	0.89%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.24%	0.37%	0.68%	0.60%	0.80%
Net of waivers and reimbursements	0.31%	0.46%	0.77%	0.67%	1.00%
Portfolio turnover rate(3)	29%	44%	56%	59%	31%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$10.43	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.05
Net realized and unrealized gain on investments	2.24	0.39
Total Income from Investment Operations	2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.01)
Total Distributions	(0.03)	(0.01)
Redemption fees retained	— (2)	—
Net Asset Value, End of Period	$12.70	$10.43
Total Return	22.05%	4.36	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	2.03%	2.26	%(4)
Net of waivers and reimbursements	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.74)%	(0.82	)%(4)
Net of waivers and reimbursements	0.49%	0.64	%(4)
Portfolio turnover rate(5)	29%	43	%(3)

(1)  Commenced operations on October 9, 2019.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$11.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07
Net realized and unrealized gain on investments	1.20
Total Income from Investment Operations	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.03)
Total Distributions	(0.03)
Redemption fees retained	—	(2)
Net Asset Value, End of Period	$12.70
Total Return	11.07	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.90	%(4)
Net of waivers and reimbursements	0.90	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.23	)%(4)
Net of waivers and reimbursements	0.77	%(4)
Portfolio turnover rate(5)	29	%(3)

(1)  Commenced operations on October 20, 2020.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$16.34		$17.16	$15.40	$15.84	$15.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.46		0.41	0.45	0.58 (1)	0.50 (1)
Net realized and unrealized gain (loss) on investments	2.09		(0.81)	1.77	(0.48)	0.52
Total Income (Loss) from Investment Operations	2.55		(0.40)	2.22	0.10	1.02
LESS DISTRIBUTIONS:
From net investment income	(0.46)		(0.42)	(0.44)	(0.54)	(0.42)
From net realized gain on investments	—		—	(0.02)	— (2)	(0.03)
Total Distributions	(0.46)		(0.42)	(0.46)	(0.54)	(0.45)
Redemption fees retained	—	(2)	— (2)	—	—	— (2)
Net Asset Value, End of Period	$18.43		$16.34	$17.16	$15.40	$15.84
Total Return	15.72%		(2.40)%	14.65%	0.60%	6.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$523,439		$449,609	$402,142	$381,749	$251,149
Ratio of expenses to average net assets
Before waivers and reimbursements	0.58	%(3)	0.58%	0.79%	0.81%	0.83%
Net of waivers and reimbursements	0.50	%(3)	0.50%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.52	%(4)	2.41%	2.74%	3.57%	3.18%
Net of waivers and reimbursements	2.60	%(4)	2.49%	2.83%	3.68%	3.31%
Portfolio turnover rate(5)	17%		18%	18%	19%	39%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(4)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$16.38		$17.20	$15.43	$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43		0.43 (2)	0.65 (2)	0.53 (2)	0.90	(2)
Net realized and unrealized gain (loss) on investments	2.11		(0.85)	1.57	(0.43)	0.16
Total Income (Loss) from Investment Operations	2.54		(0.42)	2.22	0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.40)	(0.43)	(0.52)	(0.41)
From net realized gain on investments	—		—	(0.02)	— (3)	(0.03)
Total Distributions	(0.44)		(0.40)	(0.45)	(0.52)	(0.44)
Redemption fees retained	—	(3)	— (3)	— (3)	— (3)	—
Net Asset Value, End of Period	$18.48		$16.38	$17.20	$15.43	$15.85
Total Return	15.63%		(2.49)%	14.60%	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$251,308		$183,676	$105,625	$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.68	%(5)	0.69%	0.90%	0.91%	5.15	%(6)
Net of waivers and reimbursements	0.60	%(5)	0.60%	0.80%	0.80%	0.80	%(6)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.46	%(7)	2.44%	3.89%	3.30%	1.68	%(6)
Net of waivers and reimbursements	2.54	%(7)	2.53%	3.99%	3.41%	6.03	%(6)
Portfolio turnover rate(8)	17%		18%	18%	19%	39	%(4)

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(6)  Annualized.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$9.99		$11.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.18	0.29	(2)
Net realized and unrealized gain (loss) on investments	1.01		(1.08)	1.09
Total Income (Loss) from Investment Operations	1.22		(0.90)	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.18)	(0.20)
From net realized gain on investments	—		(0.11)	—
Total Distributions	(0.20)		(0.29)	(0.20)
Redemption fees retained	—	(3)	— (3)	—
Net Asset Value, End of Period	$11.01		$9.99	$11.18
Total Return	12.32%		(8.26)%	13.90	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$90,998		$78,775	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements	1.06	%(5)	1.08%	1.24	%(6)(7)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80	%(6)(7)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.72	%(8)	1.50%	2.37	%6)(9)
Net of waivers and reimbursements	1.98	%(8)	1.78%	2.81	%(6)(9)
Portfolio turnover rate(10)	22%		40%	29	%(4)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.06%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(6)  Annualized.

(7)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(8)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.72%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 1.98%.

(9)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(10)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$10.00		$11.19	$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.24		0.23	0.17
Net realized and unrealized gain (loss) on investments	0.97		(1.14)	0.82
Total Income (Loss) from Investment Operations	1.21		(0.91)	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.17)	(0.13)
From net realized gain on investments	—		(0.11)	—
Total Distributions	(0.19)		(0.28)	(0.13)
Redemption fees retained(3)	—		—	—
Net Asset Value, End of Period	$11.02		$10.00	$11.19
Total Return	12.22%		(8.32)%	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$33,493		$8,985	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17	%(5)	1.18%	1.35	%(6)
Net of waivers and reimbursements	0.92	%(5)	0.90%	0.90	%(6)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.99	%(7)	1.85%	3.99	%(6)
Net of waivers and reimbursements	2.24	%(7)	2.13%	4.44	%(6)
Portfolio turnover rate(8)	22%		40%	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.17%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.92%.

(6)  Annualized.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.99%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.24%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Global Plus Fund, the Global Sustainable Fund and the Select Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Global Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)    As of June 30, 2021, the Service Class shares of the Global Equity Fund had not commenced operations.

(c)  As of June 30, 2021, the Class Y shares of the Global Plus Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or a subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

The following is a summary of inputs used to value the Funds' investments as of June 30, 2021:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,215,018,521	$—	$—	$1,215,018,521
Total Equity	1,215,018,521	—	—	1,215,018,521
Short-Term Investments	67,108,460	—	—	67,108,460
Total Investments in Securities	$1,282,126,981	$—	$—	$1,282,126,981

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$640,276,861	$—	$—	$640,276,861
Total Equity	640,276,861	—	—	640,276,861
Short-Term Investments	39,432,801	—	—	39,432,801
Total Investments in Securities	$679,709,662	$—	$—	$679,709,662

Global Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$27,850,148	$—	$—	$27,850,148
Total Equity	27,850,148	—	—	27,850,148
Short-Term Investments	2,896,724	—	—	2,896,724
Total Investments in Securities	$30,746,872	$—	$—	$30,746,872

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$752,739,110	$—	$—	$752,739,110
Closed-End Funds	8,550,725	—	—	8,550,725
Total Equity	761,289,835	—	—	761,289,835
Short-Term Investments	18,497,888	—	—	18,497,888
Total Investments in Securities	$779,787,723	$—	$—	$779,787,723

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$119,830,047	$—	$—	$119,830,047
Total Equity	119,830,047	—	—	119,830,047
Short-Term Investments	3,791,425	—	—	3,791,425
Total Investments in Securities	$123,621,472	$—	$—	$123,621,472

(a)  See each Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the fiscal years ended June 30, 2021, and June 30, 2020, were as follows:

	Year Ended June 30, 2021			Year Ended June 30, 2020
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$3,597,595	$73,270,082	$76,867,677	$11,540,910	$67,226,288	$78,767,198
Global Plus Fund	1,483,821	3,820,790	5,304,611	3,753,234	7,429,316	11,182,550
Global Sustainable Fund	48,923	—	48,923	6,734	—	6,734
Core Fund	18,337,869	—	18,337,869	13,593,891	—	13,593,891
Select Fund	2,028,807	—	2,028,807	2,083,713	338,389	2,422,102

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

At June 30, 2021, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund
Cost of investments	$789,569,106	$477,163,569	$26,919,679	$645,400,148	$110,635,080
Gross unrealized appreciation	$494,620,907	$207,226,541	$4,171,241	$158,189,128	$15,117,177
Gross unrealized depreciation	(2,063,032)	(4,680,448)	(344,048)	(23,801,553)	(2,130,785)
Net unrealized appreciation/depreciation	492,557,875	202,546,093	3,827,193	134,387,575	12,986,392
Undistributed ordinary income	15,252,994	12,557,344	148,356	2,232,515	396,966
Undistributed long-term capital gain	44,854,214	5,706,251	67,966	—	—
Other accumulated gains (losses)	84,055	21,305	(635)	(4,569,723)	(4,203,385)
Total distributable earnings	$552,749,138	$220,830,993	$4,042,880	$132,050,367	$9,179,973

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions.

During the fiscal year ended June 30, 2021, the Core Fund utilized short-term and long-term capital loss carryforwards of $781,867 and $1,073,345, respectively, and the Global Sustainable Fund utilized short-term capital loss carryforwards of $573,772.

At June 30, 2021, the Core Fund had long-term capital loss carryforwards that will not expire of $4,517,373 and the Select Fund had short-term and long-term capital loss carryforwards that will not expire of $251,279 and $3,946,110, respectively.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2021, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund
Paid in capital	$5,283,330	$1,036,484	$—	$(9,769)	$(2,957)
Total distributable earnings (accumulated losses)	(5,283,330)	(1,036,484)	—	9,769	2,957

The permanent differences primarily relate to equalization and non-deductable excise tax.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2023, with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Global Sustainable Fund - Institutional Class	0.80%	0.80%
Global Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2022		2023		2024	Total
Global Equity Fund	$541,860		$591,829		$622,657	$1,756,346
Global Plus Fund	323,110		402,090		471,778	1,196,978
Global Sustainable Fund	—		109,420	(a)	220,491	329,911
Core Fund	388,266		466,041		545,610	1,399,917
Select Fund	224,214	(b)	257,259		272,450	753,923

(a) Expenses waived/reimbursed were for the period October 9, 2019, through June 30, 2020.

(b) Expenses waived/reimbursed were for the period July 2, 2018, through June 30, 2019.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2021, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. An affiliate of the Adviser owns a controlling interest in the Global Sustainable Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2021, are summarized below:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund
Purchases	$279,946,450	$239,673,242	$20,406,362	$223,026,283	$53,075,496
Sales	$286,171,568	$167,377,311	$4,898,223	$113,850,298	$20,977,190

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of June 30, 2021, the Class Y shares of the Fund had not commenced operations.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2021, the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity Fund had not commenced operations. For the year ended June 30, 2021, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$283,166
Global Sustainable Fund - Service Class	$7,496
Core Fund - Service Class	$205,703
Select Fund - Service Class	$24,164

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2021

(6)  IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of each of the Funds' investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2021

To the Shareholders and Board of Directors of Frontier Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier Funds, Inc. comprising the funds listed below (the "Funds") as of June 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Frontier MFG Global Equity Fund Frontier MFG Global Plus Fund Frontier MFG Core Infrastructure Fund	For the year ended June 30, 2021	For the years ended June 30, 2021 and 2020	For the years ended June 30, 2021, 2020, 2019, 2018, and 2017
Frontier MFG Select Infrastructure Fund	For the year ended June 30, 2021	For the years ended June 30, 2021 and 2020	For the years ended June 30, 2021 and 2020 and for the period from July 2, 2018 (commencement of operations) through June 30, 2019
Frontier MFG Global Sustainable Fund	For the year ended June 30, 2021	For the year ended June 30, 2021 and for the period from October 9, 2019 (commencement of operations) through June 30, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 27, 2021

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2021

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director**	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (Co- President from 1996 to 2008). Indefinite; since May 1996. From August 2014 to September 2020.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG, since February 5, 2018. Mr. Forsyth served as Vice President of Timpani Capital Management ("Timpani") from August 2015 to June 2019. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth has served as President of the Distributor since August 2008. From July 1993 until the present, Mr. Forsyth has also served as a Partner and President of Frontier Partners, Inc. ("Frontier Partners"), a consulting/marketing firm.

				6	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra.

**  As of the date of this report, one series of the Company has not commenced operations.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary of Frontegra since August 2008. Ms. Dilworth served as Chief Compliance Officer of the Distributor from August 2008 to September 2018.

				N/A	N/A
Christopher A. Currie Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1970	Vice President and Secretary	Elected annually by the Board; since September 2020

Mr. Currie has served as General Securities Principal of the Distributor since September 2015 and Chief Compliance Officer of the Distributor since October 2018. Mr. Currie has served as General Counsel and Chief Compliance Officer of Frontier Partners since October 2014 and Chief Operating Officer of Frontier Partners since June 2020. Mr. Currie has served as General Counsel of Frontegra since October 2014 and Chief Operating Officer of Frontegra since September 2020.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director**	Other Directorships Held by Director
Pamela H. Conroy Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1961	Independent Director Chair, Nominating and Governance Committee	Indefinite; since January 2020 Indefinite; since February 2020	Ms. Conroy is currently retired. Ms. Conroy served as Executive Vice President, Chief Operating Officer and Chief Compliance Officer of Institutional Capital Corporation, an investment management firm, from 1994 to 2008.	6	Listed Funds Trust (with oversight of 35 portfolios)
Steven K. Norgaard Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director Chair, Audit Committee	Indefinite; since October 2013 Indefinite; since January 2020	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery. Mr. Norgaard is the chairman of Attorneys' Title Guaranty Fund, Inc., a Midwest title insurance company. He also serves as a director and audit commitee chair of a publicly traded closed-end mutual fund.	6	Boulder Growth & Income Fund, Inc. (with oversight of one portfolio)
James M. Snyder Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director Lead Independent Director	Indefinite; since May 2002 Indefinite; since January 2020	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	RMB Investors Trust (with oversight of six portfolios)

**  As of the date of this report, one series of the Company has not commenced operations.

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2021, the Core Fund earned $15,647,595 in foreign source income and paid $1,558,027 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Equity Fund	78.82%
Global Plus Fund	52.86%
Global Sustainable Fund	100.00%
Core Fund	100.00%
Select Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2021, was as follows:

Global Equity Fund	49.26%
Global Plus Fund	33.38%
Global Sustainable Fund	85.36%
Core Fund	39.51%
Select Fund	42.67%

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "Independent Directors"), met on May 10, 2021, and May 24, 2021, to consider the annual renewal of:

  (a)  the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Plus Fund (the "Global Plus Fund"), the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund"); and

  (b)  the subadvisory agreement between Frontegra and Magellan Asset Management Limited d/b/a MFG Asset Management ("MFG Asset Management"), on behalf of the Global Equity Fund, the Global Plus Fund, the Global Sustainable Fund, the Core Fund and the Select Fund (collectively, the "Funds").

The Board, including all of the Independent Directors, approved the continuation of the advisory agreement and the subadvisory agreement through a process that concluded at the May 24, 2021, meeting. In connection with its consideration of the agreements, the Board reviewed and discussed various information that had been provided prior to the meeting, such as performance assessments against each Fund's peer group and benchmark index, Frontegra's and MFG Asset Management's Form ADV, information regarding Frontegra's and MFG Asset Management's compliance programs, personnel and financial condition, profitability information, summary data and risk management reports provided by Frontegra and a memorandum prepared by the Company's legal counsel regarding the Board's duties in considering the renewal of the agreements. The Board also reviewed the advisory fee payable by each Fund under the advisory agreement, the expense cap/reimbursement agreement between the Company and Frontegra on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees paid by Frontegra to MFG Asset Management, noting that the subadvisory fee structure was negotiated at arm's length between Frontegra and MFG Asset Management before they were affiliated companies and that Frontegra compensates MFG Asset Management from its own fees. The Board also considered Frontegra's and MFG Asset Management's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Board. The Directors discussed with officers of Frontegra the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by Frontegra and MFG Asset Management, as applicable.

In evaluating the advisory and subadvisory agreements, the Board took into account their cumulative experience in working with Frontegra and MFG Asset Management and their ongoing review of information and discussions with representatives of Frontegra and MFG Asset Management throughout the year at Board meetings. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Frontegra and MFG Asset Management, the performance of the Funds, brokerage and trading, Fund expenses, asset flows, compliance issues and related matters. The Independent Directors met with legal counsel and representatives of Frontegra on May 10, 2021, to discuss the 15(c) responses provided by Frontegra and MFG Asset Management. The Independent Directors also met in executive session as part of the May 24, 2021, meeting to discuss Frontegra's and MFG Asset Management's 15(c) responses, including responses to supplemental requests from the Independent Directors resulting from the May 10, 2021, meeting.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the continuation of the advisory agreement and subadvisory agreement, each for an additional one-year term.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Advisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board considered the background and services Frontegra would continue to provide to the Funds and their shareholders under the advisory agreement, as well as the qualifications and background of Frontegra and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected MFG Asset Management to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 25 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing MFG Asset Management and for supervising the management of the Funds' investments. The Board considered the services provided by Frontegra compared to those provided by MFG Asset Management, as well as the level of the risks assumed by Frontegra as investment adviser/sponsor of the Funds. The Board and officers of Frontegra also discussed succession plans for Frontegra's key personnel. The Board considered the quality of other services provided by Frontegra, including: subadviser due diligence; performance oversight; risk management oversight; Board support; oversight and coordination of service providers; oversight of financial reporting; administration of the Funds' compliance program; oversight of the Funds' valuation and liquidity policies; tax and global custody services; regulatory administration services; shareholder servicing and administration services; and the provision of Fund officers and office space. The Board also considered certain investments made by Frontegra and its affiliates in resources that benefit the Funds. The Board also considered the effective operation of Frontegra's business continuity plan during the COVID-19 pandemic, noting Frontegra's operations continued to function in the ordinary course of business. The Board concluded that they were satisfied with the nature, extent and quality of services provided by Frontegra under the investment advisory agreement.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreement," the Board reviewed each Fund's performance record for the periods ended December 31, 2020. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to MFG Asset Management, subject to Frontegra's oversight. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, they were satisfied with Frontegra's performance in selecting and overseeing MFG Asset Management as subadviser to the Funds.

Advisory Fees. The Board compared each Fund's advisory fee and total net expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the advisory fees for the Global Equity Fund and Global Plus Fund were higher than the average for funds in the same Morningstar category. The Board also noted that the total net expense ratios of the Institutional Class shares of the Global Equity Fund, the Class Y shares of the Global Plus Fund, and the Service Class shares of the Global Equity and Global Plus Funds, after giving effect to the expense cap/reimbursement agreement, were above the category averages. The Board observed that the total net expense ratio of the Institutional Class shares of the Global Plus Fund, after giving effect to the expense cap/reimbursement agreement, was equal to the category average of comparable funds. The Board noted that the advisory fee for the Global Sustainable Fund was above the category average. The Board also considered that the total net expense ratio of the Institutional Class shares of the Global Sustainable Fund, after giving effect to the expense cap/reimbursement agreement, was below the category average, and the total net expense ratio of the Service Class shares of the Fund, after giving effect to the expense cap/reimbursement agreement, was above the category average. The Board noted that the advisory fee for the Core Fund was well below the category average and that the total net expense ratios of the Institutional Class and Service Class shares of the Core Fund, after giving effect to the expense cap/reimbursement agreement, were both well below the category averages. The Board noted that the advisory fee for the Select Fund was below the category average and that the total net expense ratios of the Institutional Class and Service Class shares of the Select Fund, after giving effect to the expense cap/reimbursement agreement, were below the category averages. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services provided and fees paid by comparable funds.

Costs and Profitability. The Board considered information regarding the costs and profitability of Frontegra with respect to the Funds. The Board considered the fixed amount of the advisory fee Frontegra retains with respect to each of the Funds and also considered profitability information with respect to MFG Asset Management, an affiliate of Frontegra, under the subadvisory agreement. The Board noted that the Global Sustainable Fund was not yet profitable to Frontegra. The Board observed the other Funds were profitable to Frontegra for the prior year. The Board considered the fact that Frontegra had renewed the expense cap/reimbursement agreement on behalf of the Funds and was currently reimbursing each Fund's expenses under the agreement. The Board also considered Frontegra's financial condition and determined it to be sound. The Board concluded that Frontegra's current level of profitability was reasonable.

Economies of Scale. The Board reviewed asset levels on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund at current levels and if Fund assets were to increase significantly. The Board noted that the Global Equity Fund is closed to new investors. The Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap/reimbursement agreement in place between Frontegra and each Fund and that the current fee arrangements were appropriate. The Board also noted that Frontegra has shared economies of scale with shareholders through its investment in resources and services that benefit the Funds, as well as through Frontegra's reimbursement of Fund expenses. The Board concluded that the level of the advisory fee and the expense cap/reimbursement agreement for each of the existing Funds appropriately reflected the sharing of economies of scale.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that affiliates of Frontegra receive referral fees from MFG Asset Management for the introduction of new client relationships and Fund shareholders. However, the Board determined that Frontegra's services to the Funds would not be compromised by this potential conflict of interest. The Board also considered the benefits to Frontegra and its affiliates due to the affiliation with MFG Asset Management, such as the subadvisory fee paid to MFG Asset Management and Mr. Forsyth's role as an employee of an affiliate of MFG Asset Management. The Board concluded that such benefits appear to be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Subadvisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered MFG Asset Management's investment strategy for each Fund, experience as a global equity and infrastructure manager, key personnel involved in providing investment management services to the Funds, compliance record and financial condition, including the financial condition of MFG Asset Management's parent company. The Board also considered services provided by MFG Asset Management under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions, reporting, regulatory and administrative services and assisting with the Funds' compliance program. The Board also considered the continued effective operation of MFG Asset Management's business continuity plan during COVID-19. The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided by MFG Asset Management under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Funds as of December 31, 2020. The Board noted that the Institutional Class of the Global Equity and the Global Plus Funds had outperformed their benchmark index for the three-year, five-year and respective since inception periods ended December 31, 2020, and that the Institutional Class of the Core Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2020. The Board observed that the Global Equity and Global Plus Funds underperformed their benchmark for the one-year period ended December 31, 2020. The Board also noted that the Select Fund's performance was in line with its benchmark index for the since inception period ended December 31, 2020, but it had underperformed its benchmark for the one-year period ended December 31, 2020. The Board observed the Global Sustainable Fund underperformed its benchmark for the one-year and since inception periods ended December 31, 2020. The Board also considered MFG Asset Management's quarterly portfolio commentary and discussion of each Fund's performance, including the negative impact of the COVID-19 pandemic on different businesses, with respect to the negative returns for the Core and Select Funds for 2020. The Board also noted that MFG Asset Management's investment strategy, focus on downside protection and risk controls can cause the Funds' performance to vary from the benchmark, particularly over short to intermediate term. The Board also considered each Fund's relative performance compared to its Morningstar peer group average. The Board also reviewed the performance of MFG Asset Management's composite of other accounts managed in strategies similar to the Funds. The Board concluded that MFG Asset Management would continue to provide a high level of subadvisory services to each Fund.

Subadvisory Fees. The Board considered the subadvisory fee payable by Frontegra to MFG Asset Management under the subadvisory agreement, noting that Frontegra and MFG Asset Management are affiliates but that the subadvisory fee structure was negotiated at arm's length prior to such affiliation. The Board also considered that MFG Asset Management agreed to pay for or reimburse Frontegra for, as applicable, any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, and all sub-transfer agent fees payable by Frontegra. The Board determined that the subadvisory fee payable with respect to the Funds was appropriate in light of MFG Asset Management's financial obligations as they relate to Frontegra. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that, therefore, the overall advisory fee paid by the Funds is not directly affected by the subadvisory fee.

Costs and Profitability. The Board considered information regarding the costs and profitability of MFG Asset Management with respect to the Funds. The Board noted that the Global Sustainable Fund was not yet profitable to MFG Asset Management. The Board considered the fact that MFG Asset Management has also agreed to pay for or reimburse Frontegra for, as applicable, any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, and all amounts paid by Frontegra to financial intermediaries for sub-transfer agent and other administrative services. The Board also considered the financial condition of MFG Asset Management's parent company, Magellan Financial Group Limited, and determined it to be sound. The Board concluded that MFG Asset Management's current level of profitability was reasonable.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to MFG Asset Management. The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board noted that MFG Asset Management is under common control with Frontegra and thus indirectly benefits from the advisory fee paid to Frontegra. The Board noted that Frontier Partners, Inc., an affiliated company, provides consulting and marketing services to MFG Asset Management for which personnel of Frontier Partners, Inc. and the Funds' distributor may be compensated by MFG Asset Management. The Board concluded that the benefits realized by MFG Asset Management from its relationship with each Fund was reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of each Fund.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Frontier Funds, Inc. (the "Company") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for each series of the Company (the "Funds") and to protect Fund shareholders from dilution of their interests. The Board of Directors (the "Board") of the Company has appointed Frontegra Asset Management, Inc., the Funds' investment adviser, as the program administrator (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to the members of the Company's Valuation Committee. The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program and any material changes to the Program.

On May 24, 2021, the Board reviewed the Program Administrator's annual written report (the "Report") for the period April 1, 2020, through December 31, 2020 (the "review period"). The Report provided an assessment of each Fund's liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions and considers liquidity risk factors such as projected cash flows and shareholder redemptions and purchases. The Program Administrator has retained U.S. Bancorp Global Fund Services to provide liquidity classification services from a third party data service provider, ICE Data Services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund's portfolio is expected to continue to primarily hold highly liquid investments and that each Fund is considered to be a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for each Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report stated that each Fund's percentage of illiquid investments was well below the 15% limitation and the Company was not required to file Form N-LIQUID during the review period. The Report also provided that all outflows were manageable by the Funds' subadvisers during the period of market volatility caused by the COVID-19 pandemic. Similarly, the Report provided that no unusual liquidity events arose during the review period. The Report noted that no changes had been made to the Program since the Board's approval of the Program.

The Program Administrator concluded that the Program is operating effectively and no material changes are recommended to the Program at this time. The Program Administrator noted that each Fund was able to meet redemption requests in all market conditions and under Fund-specific stresses during the review period without significant dilution to the Fund's remaining investors. The Program Administrator determined that the Program has been effectively implemented and is operating as intended to manage the liquidity risk of each Fund.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statements of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee. Steven K. Norgaard and Pamela H. Conroy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The “All Other Fees” for fiscal year 2021 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2020. “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$70,000	$89,000
Tax Fees	$18,750	$23,500
All Other Fees	$2,437	$2,331

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the registrant, as well as non-audit services provided to the registrant’s investment adviser and any entity affiliated with the registrant’s investment adviser with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant to the registrant during fiscal year 2021. All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/30/2021

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	8/30/2021

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